WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED NOVEMBER 30, 2012

TO THE SUMMARY PROSPECTUS AND THE PROSPECTUS,

EACH DATED MAY 1, 2012, OF

WESTERN ASSET GLOBAL GOVERNMENT BOND FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on May 31, 2012 and November 30, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as supplemented on May 31, 2012 and November 28, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

Effective January 1, 2013, the following text replaces the first paragraph of the section of the fund’s Prospectus titled “Dividends, distributions and taxes – Dividends and distributions”:

The fund declares and pays dividends four times per year out of its available net investment income, if any. For these purposes, net investment income will be reduced by the amount of any currency losses. Distributions of net realized capital gains are made annually.

Please retain this supplement for future reference.

WASX015158

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